•  –  –  –  •  •  –  –  •  –

$10.6 $11.3 $11.4 $8.2 $7.9 $8.8 $9.5 $9.7 $10.3 $11.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2015E •  •  •

•  •

•  •  •

•  •        $9.5 $6.4 $6.1 $6.9 $7.3 $7.3 $7.7 $8.3 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2008 2009 2010 2011 2012 2013 2014E 2015E

94.3 83.2 71.5 70.6 87.2 110.7 129.1 140.9 150.2 0 20 40 60 80 100 120 140 160 1996 1998 2000 2002 2004 2006 2008 2010 2012 •  •  •  •

•        •

•        •

•  •  •            •

•  •  •  •

•  •  •  •

►  ►  ►  ►  ►  ►  ►  ►  ►  ►  ►  •  •  •  •  •  •  •  •  •  •  •  •  •

162 270 370 740 860 375 0 100 200 300 400 500 600 700 800 900 2009 2010 2011 2012 2013 2014

•  •  •  •  •  •  •  •  •  •  •  •  •

•  •  •  •  •  •  •  •  •  •  •

•  •  •  •  -  -  -  -  -  -



Nurse & Allied Staffing | Physician Staffing | Education & Retained Search

Cross Country Healthcare
Jefferies 2014 Global Healthcare Conference

CROSS COUNTRY HEALTHCARE®

JUNE 2014

Forward Looking Statements

This presentation contains forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “estimates”, “appears”, “seeks”, “will” and variations of such words and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Factors that might cause such differences include, but are not limited to, those discussed in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2013, and our other Securities and Exchange Commission filings made prior to the date hereof.

Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results and readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this filing. There can be no assurance that (i) we have correctly measured or identified all of the factors affecting our business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) our strategy, which is based in part on this analysis, will be successful. The Company undertakes no obligation to update or revise forward-looking statements.

Cross Country: Capitalizing on Opportunities in Healthcare Staffing

- $10B market with multiple secular demand drivers
  - Growing, aging population demanding more hospital services
  - Aging RN/physician populations; significant shortages expected next 5-10 years
  - Affordable Care Act and shift to ambulatory care
- Economic recovery accelerating near-term demand
- CCRN well positioned to capitalize on these trends
  - One of top two providers of nurse and allied staffing services
  - One of top four providers of temporary physician staffing services
- Driving shareholder value through organic growth, targeted acquisitions, expense leverage
  - MSN acquisition: strong strategic fit, anticipated meaningful EBITDA accretion in 2015



CROSS COUNTRY HEALTHCARE
NURSE & ALLIED STAFFING
PHYSICIAN STAFFING
OTHER HUMAN CAPITAL MANAGEMENT
CROSS COUNTRY STAFFING
MedicalDoctor
cejka search
EDUCATION

Market Trends

U.S. Temporary Healthcare Staffing Market is Rebounding

- Healthcare temp staffing revenues projected to grow at 6% and 8% respectively in 2014 and 2015
- Industry is approaching prior peak levels
- Positive growth projected in all segments

Healthcare Staffing Industry Revenue



Market Size ($ in billions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$10.6
$11.3
$11.4
$8.2
$7.9
$8.8
$9.5
$9.7
$10.3
$11.1
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2015E

Sources: Staffing Industry Analysts, Inc.; Company estimates

Drivers of Healthcare Demand


Nonelderly U.S. Population (under 65)
Millions of Nonelderly People
300
250
200
150
100
50
0
2013
2014
2015
2016
2017
Uninsured
Medicaid/CHIP
Exchanges
Employer/Other

Source: U.S. Congressional Budget Office, May, 2013

- People insured and under 65 projected to grow from 219 million to 249 million by 2017
- Increase is result of the Affordable Care Act, Medicaid expansion and health insurance exchanges absorbing some of the uninsured

Sources: Staffing Industry Analysts, Inc.

Drivers of Healthcare Demand


Projected Age Groups of U.S. Population
400
300
200
100
0
Millions
15%
19%
21%
2015
2025
2035
<18
18-64
65-84
>84

Source: U.S. Census Bureau, 2012

- U.S. Census Bureau projects increase in number of people over 65, all eligible for Medicare
- Number expected to grow from 15% of U.S. population in 2015 to 21% in 2035. This growth is in addition to the number of nonelderly insured
- Aging population will have a significant impact on healthcare delivery because older people generally have a higher utilization of healthcare services

Sources: Staffing Industry Analysts, Inc.; Company estimates

Nursing & Allied Staffing Market Recovering



Market Size ($ in billions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$9.5
$6.4
$6.1
$6.9
$7.3
$7.3
$7.7
$8.3
2008
2009
2010
2011
2012
2013
2014E
2015E

- Near-term recovery from downturn
- Long-term favorable demographic fundamentals
  - Continued aging of nursing professionals
  - Growing and aging population demanding more hospital services
  - Nursing professionals' desire for job flexibility and better working conditions

Sources: Staffing Industry Analysts, Inc.; Company estimates

Favorable Nursing Supply & Demand Dynamics


Age Distribution of RN Workforce, 2004 vs. 2011
Percent of RN workforce
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
0-20
21-25
26-30
31-35
36-40
41-45
46-50
51-55
56-60
61-65
66-70
71+
2011
2004

Source: U.S. Census Bureau


NCLEX Exam
Passing US Educated Test Takers (000)
160
140
120
100
80
60
40
20
0
94.3
83.2
71.5
70.6
87.2
110.7
129.1
140.9
150.2
1996
1998
2000
2002
2004
2006
2008
2010
2012

Source: National Council of State Boards of Nursing, Inc.

- Components of RN workforce < 30 and >56 were substantially larger in 2011 than in 2004
- % of RN workforce in prime 31-55 age range has declined

- Increases over past decade in nursing school enrollment, graduations and candidates taking NCLEX® national licensing exam
- Historically, high correlation between increases in NCLEX exam takers and RNs seeking travel assignments

Physician Staffing Market Held Up Well in Recession; Strong Growth in Recovery


Locum Tenens Market
Market Size ($ in billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
$1.8
$1.8
$2.0
$2.2
$2.4
$2.6
$2.8
2008
2009
2010
2011
2012
2013
2014E
2015E

- Temporary physicians allow healthcare facilities to compensate for:
  - Shortages
  - Absent staff
  - Vacancies due to illness, vacations, etc.
- Physicians choose temporary assignments for various reasons
  - Physicians just out of residency who want to sample different practices / geographies
  - Seasoned physicians who want to scale down from full-time practice and/or supplement income

Source(s): Staffing Industry Analysts; American Hospital Association 2011

Drivers of Physician Supply & Demand

- Number of applicants to medical schools is increasing but will not keep pace with expected future demand
  - Supply of physicians expected to increase only 7% in next 10 years
  - ~25% of physician workforce is age 60+
  - ~1/3 of physicians plan to retire in next decade
- Projected shortage of primary care, surgical and medical specialty physicians
  - 90,000+ by 2020
  - 130,000+ by 2025



Projected Physician Shortage
Total Number of Physicians
1,000,000
900,000
800,000
700,000
600,000
2010
2015
2020
2025
Supply
Demand

Source: Association of American Medical Colleges

Sources: U.S. Department of Health and Human Services, U.S. Census Bureau, Association of American Medical Colleges, and American Hospital Association.

Strategy Review

Strategy

- Balanced Candidate and Customer Acquisition
- Be Competitive in All Sectors of Healthcare Staffing
- Expand Workforce Management Solutions
  - Managed Service Programs
  - Electronic Medical Records
  - Recruitment Process Outsourcing
  - Workforce Assessments
  - Predictive Modeling
- Targeted Acquisitions



Candidate Acquisition


Job Boards
Mobile Technology
Texting
Email Marketing
Military Personnel
Job Aggregators
Electronic & Paid Search Engine Advertising
Social Media
CCHI Website Properties
Word-of-Mouth Referrals
hirepurpose
snagajob
SEO
SEM
Cross Country TravCorps
MedStaff Healthcare Solutions
NovaPro Our focus is you
CRU48 Crisis Response Unit
Cross Country Per Diem
Allied HealthGroup
cejka search
MedicalDoctor

Our Customers

Physician Office

Ambulatory Care Centers

Post-Acute Care Facilities


HOSPITAL

Rehab Facilities

Skilled Nursing Facilities

School Districts

CROSS COUNTRY HEALTHCARE

Enterprise/Full Suite of Services

Workforce Management Solutions

- **MSP's**
- **EMR**
- **RPO**
- **Predictive Modeling**

Wholesale Vs. Retail

Our Goal is to Be Competitive in All Market Sectors

Cross Country Healthcare Market Share

- Travel Nurse: 12%
- Locum Tenens: 5%
- Allied: 3%
- Per Diem: 1%

Total Healthcare Staffing by Category – 2013A Revenue ($B)



Locum Tenens, $2.4, 25%
Allied / Other, $2.8, 29%
Nurse Staffing, $4.5, 46%
Per Diem, $2.7, 28%
Travel Nurse, $1.8, 18%

CCH Staffing by Category – 2013 Pro Forma Revenue ($MM)*



Locum Tenens, $121.4, 28%
Nurse Staffing, $244.5, 56%
Allied, $72.6, 17%
Per Diem $33.2, 8%
Travel Nurse $211.3, 48%

*The pro forma information does not purport to be indicative of what the financial condition or results of operations would have been had the transaction been completed on the applicable dates of this pro forma financial information. The pro forma financial statements are based upon the historical financial statements of On Assignment's Inc.'s Allied Division and Cross Country Healthcare and do not purport to project the future financial condition and results of operations after giving effect to the transaction.

The MSP Opportunity: Key Elements of Our MSP Model


Cross Country Staffing
VMS Technology Platform
• One call service
• Supplier management
• Consolidated billing
• Recruitment
• Credentialing
• Interviewing (IVS)
• Position control
• Order management
• Contingency staff management
• Education assessment
Subcontractors
• Travel Nursing & Allied Health
• Per Diem Nursing & Allied Health
• Locum Tenens: Physician & Advanced Practice

BENEFITS TO HEALTHCARE FACILITY:

- Rate standardization and contract administration
- Dedicated management
- Technology and custom reporting
- Clinical screening and interviewing services
- Credential management
- Flexible vendor staffing model
- Agency consolidation
- Decrease annual staffing expenditures
- Educational assessment and onboarding consultation
- Simplified billing and reconciliation process
- Improved internal efficiencies and utilization management

Acute Care Facilities	171
Ambulatory Care Facilities	494
TOTAL FACILITIES SERVED	**665**

We Have Proven Electronic Medical Record Experience

45+ EMR staffing project implementations since 2006

EMR Project Engagements

- NOVANT HEALTH
- PROVIDENCE Health & Services
- CEDARS-SINAI
- BRACKENRIDGE HOSPITAL
- SWEDISH
- TGH Tampa General Hospital
- Flagstaff Medical Center, Northern Arizona Healthcare
- MARIN GENERAL HOSPITAL
- dell children's medical center of central texas, A member of the Seton Healthcare Family
- Sutter Health Mills-Peninsula Health Services


Number of EMR Placements
900
800
700
600
500
400
300
200
100
0
162*
270*
370*
740*
860*
375*
2009
2010
2011
2012
2013
2014

* Estimates

Targeted Acquisitions

Acquisitions Meet Well-Defined Strategic Criteria

	Allied HealthGroup *(Acquired December 2013)*	MSN *(Expected Close 2Q2014)*
Expand local footprint	✓	✓
Capitalize on shift from acute care to ambulatory care	✓	✓
Round out service offering	✓	✓
Expand candidate pipeline	✓	✓
Expand Workforce Management Solutions	✓	✓
Attractive financial opportunity	✓	✓

Allied HealthGroup Acquisition: Business Overview

Strategic Rationale

- Retail vs. wholesale
- Expanding service lines and market penetration, especially in ambulatory care
- Improving our position to serve the rapidly growing outpatient market
- Expanding local market presence from 18 to 29 branch office locations
- Providing a national footprint of branch offices
- Leveraging current and new client relationships
- Doubling our market share in the Allied market
- Increasing branch revenue from $35MM to $75MM

Local "branch based" Allied Staffing business

- Purchase Price $28.7 million
- 23 branch offices; 600-650 FTEs on assignment
- 2013 Run Rate:
    - $40 million revenue/31% gross margin
    - ~8.5% EBITDA



Seattle, WA
Seattle, WA
Portland, OR
Oakland, CA
San Francisco, CA
San Bruno,CA
Oakland, CA
Bakersfield, CA
Glendale, CA
Encino,CA
Woodland Hills,CA
Riverside, CA
Orange, CA
San Diego, CA
Costa Mesa,CA
Westminster, CO
San Antonio, TX
Dallas, TX
Dallas, TX
Austin, TX
Houston, TX
Houston, TX
St.Paul, MN
Milwaukee, WI
Indianapolis, IN
Cincinnati, OH
Detroit, MI
Newtown Square, PA
Philadelphia, PA
Boston, MA
Astoria, NY
Manhattan, NY
Towson, MD
Towson, MD
Rockville, MD
Springfield, VA
Raleigh, NC
Charlotte, NC
Boca Raton, FL
Tampa, FL
Tampa, FL

Allied HealthGroup
a Cross Country Staffing company

MSN Acquisition: Transaction Summary

Transaction structure	• Acquiring substantially all of assets and business of MSN
Price	• $48.3 million • Subject to post-closing working capital adjustment
Form of consideration	• All cash
Financing	• Subordinated 5-year Term Loan: $30M • Subordinated 6-year Convertible Debt: $25M • $20M expansion of credit facility
Synergies/Accretion	• Expect cost synergies of $12-14M by end of 2015 • Expect $0.10 - $0.12 dilution to 2014 EPS • Expect $0.12 - $0.15 accretion to 2015 EPS
Expected closing date	• By end of June 2014

Medical Staffing Network Overview

- Comprehensive healthcare staffing company
  - Provides per diem, local, contract, travel, permanent hire staffing services
  - Second largest provider of per diem nurse staffing according to SIA
- Operates 55 branches throughout the U.S.
  - Headquartered in Boca Raton, FL
  - Centralized operational services model, which supports the branches
  - Approximately 600 employees
- 2013 revenue of approximately $230 million
  - Approximately $78 million in revenue for four-month period ended April 30, 2014

MSN Acquisition: Strategic Rationale

- Compelling opportunity enhances Cross Country's competitive position
  - Increases branches from 29 to more than 70
  - Expands market share through new local presence
  - Diversifies customer base
  - Adds new service lines
  - Provides cross-selling opportunities to customers
  - Improves fill rates at MSPs

- Substantially accelerates expansion plans and provides significant growth opportunities

MSN and Cross Country Healthcare Locations



MSN
Cross Country Healthcare

Financial Benefits

- Revenue Opportunity:
  - Expanded fill rates at MSP for both organizations
  - Account expansion in per diem market
  - Increased recruiter productivity
- Expect to achieve significant cost synergies:
  - Approximately $12 - $14 million in cost savings to be realized by the end of 2015
  - Approximately 75% of the projected synergies are related to headcount savings
  - Synergies primarily relate to the rationalization of corporate functions and centralized operational support
- Adjusted EBITDA margin expected to be above a 5% run-rate by the end of 2015
- Anticipate the deal to be $0.10 - $0.12 dilutive to EPS in 2014, primarily due to acquisition and integration related costs; and $0.12 to $0.15 accretive in 2015

Note: EPS impact subject to purchase accounting adjustments and the effective tax rate for each respective period.

Financial Review & Summary

Cross Country Healthcare: Selected Financial Data

Segment Revenue From Services	2013	2012	2011
	($000'S except per share data)		
Nurse and Allied Staffing [(a)]	$ 278,973	$ 277,754	$ 278,793
Physician Staffing	121,371	123,545	118,781
Other Human Capital Management	37,967	41,336	41,803
Consolidated Revenues from Services	438,311	442,635	439,377
Segment Contribution Income [(b)]			
Nurse and Allied Staffing [(c)]	19,188	11,360	22,441
Physician Staffing	8,617	10,652	11,320
Other Human Capital Management	746	1,944	3,172
Nurse and Allied Staffing Data			
FTEs [(d)]	2,420	2,446	2,472
Average Revenue Per FTE Per Day [(e)]	$ 316	$ 310	$ 309
Physican Staffing Data			
Physician Staffing Days Filled [(f)]	80,294	85,001	85,416
Revenue Per Day Filled [(g)]	$ 1,512	$ 1,453	$ 1,391
Other Data			
Cash Flow From Operations	$ 8,659	$ 10,146	$ 18,296
Total Debt	$ 8,576	$ 33,859	$ 42,046

a) Includes the results from operations of the On Assignment Inc. Allied Healthcare staffing division, which was acquired on December 2nd, 2013.

b) Contribution income is defined as income or loss from operations before depreciation, amortization, acquisition costs, restructuring costs, legal settlement charges, impairment charges and corporate expenses not specifically identified to a reporting segment.

c) Certain prior year amounts have been reclassified to conform to the current period's presentation. In 2013, the Company refined its methodology for allocating certain corporate overhead expenses and the nurse and allied staffing expenses to more accurately reflect this segments profitability.

d) FTEs represent the average number of nurse and allied contract staffing personnel on a full-time equivalent basis.

e) Average revenue per FTE per day is calculated by dividing the nurse and allied staffing revenue by the number of days worked in the respective periods. Nurse and allied staffing revenue also includes revenue from permanent placement of nurses

f) Days filled is calculated by dividing the total hours filled during the period by 8 hours.

g) Revenue per day filled is calculated by dividing the applicable revenue generated by the Company's physician staffing segment by days filled for the period presented.

Cross Country Healthcare Summary

- **8% EBITDA target**
- **Grow company organically and by acquisitions**
  - MSN acquisition is a significant milestone, strategically and financially
- **Leverage healthcare market dynamics:**
  - Supply and demand
  - Improving economic conditions
  - Aging patient population
  - Aging RN and physician populations; large projected shortages in next 5-10 years
  - Affordable Care Act
  - Shift to ambulatory care

